                                                                  EXHIBIT 10.15
                                                        [EXECUTION COUNTERPART]


      AMENDMENT NO. 1 TO WARRANT AGREEMENT dated as of October 27, 1992 among Associated Holdings, Inc., a Delaware corporation (the "Issuer"), Chase
                                                        ------
Manhattan Investment Holdings, Inc., Whirlpool Financial Corporation, The Long-Term Credit Bank of Japan, Ltd., Chicago Branch, The Provident Bank, and Arab Banking Corporation (B.S.C.) (collectively, the "Holders"), and Associated
                                                      -------
Stationers, Inc., a Delaware corporation (the "Operating Company").
                                               -----------------

      WHEREAS, The Chase Manhattan Bank (National Association), Whirlpool Financial Corporation, The Long-Term Credit Bank of Japan, Ltd., Chicago Branch, The Provident Bank, and Arab Banking Corporation (B.S.C.) (collectively, the "Lenders"), The Chase Manhattan Bank (National Association) as Agent, the
 -------
Operating Company, and the Issuer entered into an Amended and Restated Credit Agreement dated as of January 31, 1992 (the "Credit Agreement");
                                             ----------------

      WHEREAS, LE Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Operating Company (whose name is being changed to "Lynn-Edwards Corp.", the "Subsidiary Borrower"), has agreed to purchase all of
                           -------------------
the capital stock of Lynn-Edwards Corp., a California corporation (the "Stock
                                                                        -----
Purchase");
- --------

      WHEREAS, to enable the Subsidiary Borrower to consummate the Stock Purchase and thereafter to borrow revolving credit loans from the Lenders from time to time, the Lenders, The Chase Manhattan Bank (National Association) as Agent, the Operating Company, the Issuer, and the Subsidiary Borrower are amending the Credit Agreement by entering into a Second Amended and Restated Credit Agreement, dated as the date hereof (the "Second Amended Credit
                                                 ---------------------
Agreement");
- ---------

      WHEREAS, to induce the Lenders to enter into the Second Amended Credit Agreement, the Issuer has agreed to issue certain additional warrants to the Holders, all on the terms and conditions hereinafter provided;

      WHEREAS, to enable the Issuer to issue said warrants, the Issuer and the Operating Company have requested, and the Holders are willing, to amend the Warrant Agreement dated as of January 31, 1992 among the Issuer, the Holders, and the Operating Company (the "Warrant Agreement");
                                -----------------

      NOW THEREFORE, in consideration of the premises and the mutual agreements contained herein, and for other good and

                                Amendment No. 1
                                ---------------
valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      Section 1.  Definitions.  As used herein, "Amendment Date" shall mean the
                  -----------
first date on which each of the conditions to effectiveness set forth in
Section 7 hereof shall have been satisfied. Terms used but not defined herein
- ---------
shall have the respective meanings assigned to such terms in the Warrant Agreement as amended hereby.

      Section 2.  Amendments.  Subject to the satisfaction of the conditions to
                  ----------
effectiveness specified in Section 7 hereof, the Warrant Agreement shall be
amended as follows:        ---------

      (a) Section 1.01 of the Warrant Agreement shall be amended by adding the following definition in their appropriate alphabetic locations:

           "'Additional Tranche B Warrants' shall have the meaning assigned to
             -----------------------------
      such term in Section 2.06.
                   ------------

           'Additional Tranche B Warrant Stock' shall mean (i) the shares of
            ----------------------------------
      Common Stock purchased or purchasable by the Holders of the Additional Tranche B Warrants upon the exercise thereof, including any Common Stock into which such Common Stock may thereafter be changed or converted, and
      (ii) any additional shares of Common Stock issued or distributed by way of a dividend, stock split, or other distribution in respect of the Common Stock referred to in clause (i) above, or acquired by way of any rights
                           ----------
      offering or similar offering made in respect of the Common Stock referred to in clause (i) above. Any Additional Tranche B Warrant Stock purchased
            ----------
      by the Issuer shall cease to be Additional Tranche B Warrant Stock and shall cease to be outstanding, and the Issuer, upon such purchase, shall not be deemed a Holder.

           'Amendment Date' shall have the meaning assigned to such term in
            --------------
      Amendment No. 1.

           'Amendment No. 1' shall mean Amendment No. 1 to Warrant Agreement
            ---------------
      dated as of October 27, 1992 among the Issuer, the Holders, and the Operating Company.

      (b) The definition of "Warrants" in Section 1.01 of the Warrant Agreement shall be amended by adding the following clause directly after "Section 2.01":
            ----

           ", including the Additional Tranche B Warrants described in
           Section 2.06".
           ------------

                                Amendment No. 1
                                ---------------

      (c) The definition of "Tranche B Warrants" in Section 1.01 of the Warrant Agreement shall be amended by adding the following clause directly after "Section 2.03(a)":
    ---------------

           ", including the Additional Tranche B Warrants described in
   Section 2.06".
   ------------

      (d) The following subsection shall be added at the end of Section 2 of the Warrant Agreement:

           "2.06  Authorization and Issuance of Additional Tranche B Shares and
                  -------------------------------------------------------------
      Warrants.  The Issuer has authorized: (a) the issuance of additional
      --------
      warrant certificates, substantially in the form of Annex 1 to this
                                                         -------
      Agreement, covering the purchase of Stock Units representing shares of Common Stock equal, on the Amendment Date, to 3.3% of the shares of Common Stock (such certificates, together with the rights to purchase Common Stock provided thereby and all warrant certificates covering such stock issued upon transfer, division, or combination of, or in substitution for, any thereof, sometimes called the "Additional Tranche B Warrants") for
                                         -----------------------------
      issuance to the Holders or their affiliates pursuant to the terms of this Agreement, provided, however, that said warrant certificates shall be
                 -----------------
      dated as of the Amendment Date; and (b) the issuance of such number of shares of Class A and Class B Common Stock as shall be necessary to permit the Issuer to comply with its obligations to issue Common Stock pursuant to the Additional Tranche B Warrant and Class A Common Stock upon conversion of the Class B Common Stock. The Issuer shall deliver to the Holders or their affiliates certificates for the Additional Tranche B Warrants issued in the denominations and registered in the names specified in Schedule 1 to Amendment No. 1."
         ----------

      (e) The Earn Back Table in Section 11.04 of the Warrant Agreement shall be amended by replacing "$5,000,000" with "$6,500,000", "$6,000,000" with
   "$7,000,000", "$7,000,000" with "$9,100,000", and "$9,000,000" with
   "$11,700,000".

      (f) Section 11.04 of the Warrant Agreement shall be amended by deleting the definition of "IRR" and inserting the following therefor:
                      ---

           "'IRR' means internal rate of return with respect to the Tranche B
             ---
      Term Loans for the Subject Holder and its Affiliates, with investment deemed to be pro rata for the deemed portion of (a) Tranche B Loans from
      the          --------

                                Amendment No. 1
                                ---------------

      Closing Date and (b) $3,500,000 of the Revolving Credit Loans from the Amendment Date, and taking into account Warrant Income plus (a) principal and interest on the Tranche B Loans received by the Subject Holder and its Affiliates and (b) principal and interest (at the borrowing rate for the Revolving Credit Loans in effect from time to time) on $3,500,000 of the Revolving Credit Loans received by the Subject Holder and its Affiliates, whether or not outstanding or accrued, such principal being deemed to be received upon cancellation of the Revolving Credit Commitment and such interest being deemed to be received at the times provided for payment under the Second Amended Credit Agreement, except that principal and interest with respect to amounts of Revolving Credit Loans actually borrowed will not be deemed to be received until such later time as they are actually received, computed in accordance with accepted financial practice."

      Section 3.  Representations and Warranties of Holders.  Each of the
                  -----------------------------------------
Holders represents and warrants to the Issuer as follows:

      (a) Each of the Holders is purchasing the Additional Tranche B Warrants for its own account, without a view to the distribution thereof, all without prejudice, however, to the right of the Holders at any time, in accordance with the Warrant Agreement or the Registration Rights Agreement, both as amended hereby, lawfully to sell or otherwise to dispose of all or any part of the Additional Tranche B Warrants or the Additional Tranche B Warrant Stock held by it.

      (b) Each of the Holders is an "accredited investor" within the meaning of Regulation D under the Securities Act.

      (c) Each of the Holders understands that the Issuer has not registered the Additional Tranche B Warrants or the Additional Tranche B Warrant Stock under the Securities Act, and each of the Holders agrees that neither the Additional Tranche B Warrants nor the Additional Tranche B Warrant Stock shall be sold or transferred or offered for sale or transfer without registration under the Securities Act, or the availability of an exemption therefrom, all as more fully provided in Section 4 of the Warrant Agreement.

      Section 4.  Representation and Warranties of Issuer.  The Issuer
                  ---------------------------------------
represents and warrants as follows:

      (a)  No Branch.  The execution, delivery and performance of this Amendment
           ---------
by the Issuer and the Operating Company and the consummation by the Issuer and the Operating

                                Amendment No. 1
                                ---------------

Company of the transactions contemplated hereby will not (a) violate the certificate of incorporation or by-laws of the Issuer or the Operating Company,
(b) violate any loan or credit agreement to which the Issuer or the Operating Company is a party or is bound, or result in a breach of or default under any other instrument or agreement to which the Issuer or the Operating Company is a party or is bound in a way which could reasonably be expected to have a material adverse effect on (i) the property, business, operations, financial condition, prospects, liabilities, or capitalization of the Issuer and the Subsidiaries taken as a whole, (ii) the ability of either the Issuer or the Operating Company to perform its obligations under this Amendment, the Warrant Agreement, the Warrant, or the Registration Rights Agreement, or (iii) the validity or enforceability of this Amendment, the Warrant Agreement, the Warrant, or the Registration Rights Agreement, or (iv) the rights and remedies of the Holders under the Warrant Agreement, the Warrant, or the Registration Rights Agreement,
(c) violate any judgment, order, injunction, decree, or award against or binding upon the Issuer or the Operating Company, (d) result in the creation of any material lien upon any of the properties or assets of the Issuer or the Operating Company, or (e) violate any law, rule or regulation relating to the Issuer or the Operating Company.

      (b)  Corporate Action.  Each of the Issuer and the Operating Company has
           ----------------
all necessary corporate power and authority to execute, deliver, and perform its respective obligations under this Amendment; the execution, delivery and performance by the Issuer and the Operating Company of this Amendment have been duly authorized by all necessary corporate action (including all stockholder action) on the part of the Issuer and the Operating Company, respectively; this Amendment has been duly executed and delivered by the Issuer and the Operating Company and constitutes the legal, valid, and binding obligations of the Issuer and the Operating Company, enforceable against the Issuer and the Operating Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws affecting the rights of creditors generally as applicable to the Issuer, or in the case of the Operating Company, as applicable to it, and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law); the Additional Tranche B Warrants when executed, issued, and delivered pursuant to this Amendment will constitute the legal, valid, and binding obligations of the Issuer, enforceable against the Issuer in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws affecting the rights of creditors generally as applicable to the Issuer or in the case of the Operating Company, as applicable to

                                Amendment No. 1
                                ---------------
it, and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law); the Class A Common Stock and Class B Common Stock constituting the Additional Tranche B Warrant Stock covered by the Additional Tranche B Warrants have been duly and validly authorized and reserved for issuance and shall be issued and delivered in accordance with the Additional Tranche B Warrants and, upon issuance and payment therefor in accordance with the provisions of the Additional Tranche B Warrants, shall be duly and validly issued, fully paid and nonassessable and free and clear of any Liens, and the Class A Common Stock when issued on conversion of Class B Common Stock shall be duly and validly issued, fully paid and nonassessable and free and clear of any Liens; and none of the Warrant Stock issued pursuant to the terms hereof will be in violation of any preemptive rights of any Stockholder.

      (c)  Capitalization.  The representations in Section 8.14 of the Second
           --------------
Amended Credit Agreement are complete and correct.

      (d)  Prior Representations and Warranties.  After giving effect to this
           ------------------------------------
Amendment, (i) each of the Issuer and the Operating Company is in compliance with its respective obligations under the Warrant Agreement and the Registration Rights Agreement and (ii) except for the representations made by the Issuer in
Section 3.07 of the Warrant Agreement, all representations and warranties made by the Issuer in Section 3 of the Warrant Agreement will be true and correct on and as of the Amendment Date with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

      (e)  Preemptive Rights.  Schedule 2 contains a true and complete list of
           -----------------   ----------
all parties that have or may have preemptive or similar rights with respect to the issuance of the Additional Tranche B Warrants and the Additional Tranche B Warrant Stock.

      Section 5.  No Adjustments.  The Issuer represents and warrants that,
                  --------------
except as may be provided in the Warrant Agreement, the Boise Warrants, the Transition Services Agreement or the Issuer's 1992 Stock Option Plan (including stock options thereunder), no anti-dilution adjustments with respect to any securities issued by the Issuer are required or will be made as a result of the issuance of the Additional Tranche B Warrants or the Additional Tranche B Warrant Stock.

      Section 6.  Agreement of Operating Company.  The Operating Company hereby
                  ------------------------------
ratifies and confirms all of its obligations under, and remakes as of the Amendment Date all guaranties and waivers contained in, Section 7.03 of the Warrant Agreement.

                                Amendment No. 1
                                ---------------

      Section 7.  Conditions To Effectiveness.  The amendments to the Warrant
                  ---------------------------
Agreement and the Registration Rights Agreement set forth in Section 2 hereof
                                                             ---------
shall become effective upon the satisfaction of all conditions to the effectiveness of the Second Amended Credit Agreement, as set forth therein, and each of the following conditions to effectiveness (including, without limitation, that each document to be received by the Holders shall be in form and substance satisfactory to the Holders):

      (a)  Amendment No. 1.  The Holders shall have received this Amendment,
           ---------------
   duly executed and delivered by the Issuer and the Operating Company.

      (b)  Corporate Action.  The Holders shall have received certified copies
           ----------------
   of the charter and by-laws (or equivalent documents) of the Issuer and all corporate action taken by the Issuer (including, without limitation, resolutions of the Board of Directors of the Issuer) authorizing the execution, delivery and performance of this Amendment.

      (c)  Representations and Warranties.  Each of the representations and
           ------------------------------
   warranties made by the Issuer in Sections 4 and 5 hereof shall be true and
                                    ----------     -
   correct on and as of the Amendment Date with the same force and effect as if made on and as of the Amendment Date, and the Holders shall have received a certificate of a senior officer of the Issuer to that effect, dated the Amendment Date, in substantially the form of Annex A hereto.

      (d)  Warrant Certificates.  The Holders shall have received the warrant
           --------------------
   certificates as required by Section 2.06 of the Warrant Agreement, as amended hereby.

      (e)  Waivers.  The Holders shall have received waivers of preemptive and
           -------
   similar rights, in substantially the form of Annex B hereto, from all
                                                -------
   parties (other than Boise Cascade) listed on Schedule 2.
                                                ----------

      (f)  Opinion of Counsel to the Issuer.  The Holders shall have received an
           --------------------------------
   opinion of counsel to the Issuer, dated the Amendment Date, in substantially the form of Annex C-1 hereto.
               ---------

      (g)  Opinion of Counsel to the Holder.  The Holders shall have received an
           --------------------------------
opinion of counsel to the Holders, dated the Amendment Date, in substantially the form of Annex C-2 hereto.
            ---------

                                Amendment No. 1
                                ---------------

      (h)  Other Documents.  The Holders shall have received such other
           ---------------
   documents as the Holders or special New York counsel to the Holders may reasonably request.

      Section 8.  Documents Otherwise Unchanged.  Except as herein provided, the
                  -----------------------------
Warrant Agreement and the Registration Rights Agreement shall remain unchanged and in full force and effect, and each reference to the "Warrant Agreement" and "Registration Rights Agreement" and words of similar import in the Warrant Agreement and the Registration Rights Agreement, both as amended hereby, and the Second Amended Credit Agreement shall be a reference to the Warrant Agreement and the Registration Rights Agreement, both as amended hereby, and as the same may be further amended, supplemented, and otherwise modified and in effect from time to time.

      Section 9.  Counterparts. This Amendment may be executed in any number of
                  ------------
counterparts, each of which shall be identical and all of which, when taken together, shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

      Section 10.  Expenses.  Without limiting its obligations under Section
                   --------
13.04 of the Warrant Agreement, the Issuer agrees to pay, on demand, all reasonable out-of-pocket costs and expenses of the Holders (including the fees and disbursements of Milbank, Tweed, Hadley & McCloy, special New York counsel to Holders) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment.

      Section 11.  Binding Effect.  This Amendment shall be binding upon and
                   --------------
inure to the benefit of the parties hereto and their respective successors and assigns.

      Section 12.  Governing Law.  This Amendment shall be governed by, and
                   -------------
construed in accordance with, the law of the State of New York.

                                Amendment No. 1
                                ---------------

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

ASSOCIATED HOLDINGS, INC.                  CHASE MANHATTAN INVESTMENT
                                             HOLDINGS, INC.

By /s/ Michael D. Ramsey                   By
   ------------------------------             ------------------------------
   Name: Michael D. Ramsey                    Name:
   Title: President                           Title:

THE LONG-TERM CREDIT BANK OF               WHIRLPOOL FINANCIAL CORPORATION
  JAPAN, LTD., CHICAGO BRANCH

By                                         By
   ------------------------------             ------------------------------
   Name:                                      Name:
   Title:                                     Title:


ARAB BANKING CORPORATION (B.S.C.)          THE PROVIDENT BANK

By                                         By
   ------------------------------             ------------------------------
   Name:                                      Name:
   Title:                                     Title:

For purposes of Section 6 only:
                ---------

ASSOCIATED STATIONERS, INC.

By /s/ Michael D. Ramsey
   ------------------------------
   Name: Michael D. Ramsey
   Title: President



                                Amendment No. 1
                                ---------------

                                                                        ANNEX A


                                  CERTIFICATE

                           ASSOCIATED HOLDINGS, INC.

      I, ____________________________, the duly authorized _________________ of
Associated Holdings, Inc., a Delaware corporation (the "Issuer"), hereby certify
                                                        ------
that the representations and warranties made by the Issuer in Sections 4 and 5
                                                              ----------     -
of Amendment No. 1 to Warrant Agreement dated as of October 27, 1992 among the Issuer, Chase Manhattan Investment Holdings, Inc., Whirlpool Financial Corporation, The Long-Term Credit Bank of Japan, Ltd., Chicago Branch, The Provident Bank, Arab Banking Corporation (B.S.C), and Associated Stationers, Inc. are true and correct in all material respects with the same force and effect as if such representations and warranties were made on and as of the date of this Certificate.

      IN WITNESS WHEREOF, I have caused this Certificate to be executed this _____ day of October, 1992.


                                             ______________________________
                                             Printed Name:



                                Amendment No. 1
                                ---------------

                                                                        ANNEX B


                                    WAIVER

      The undersigned hereby waives, and surrenders all claims relating to, any preemptive or similar rights that it has or will have with respect to the issuance of the Additional Tranche B Warrants and the Additional Tranche B Warrant Stock pursuant to Amendment No. 1 to Warrant Agreement dated as of October 27, 1992 among the Associated Holdings, Inc., Chase Manhattan Investment Holdings, Inc., Whirlpool Financial Corporation, The Long-Term Credit Bank of Japan, Ltd., Chicago Branch, The Provident Bank, Arab Banking Corporation (B.S.C.), and Associated Stationers, Inc.

      IN WITNESS WHEREOF, the undersigned has caused this Waiver to be executed this _____ day of October, 1992.


                                         ___________________________________
                                         Name of Holder of Preemptive Rights


                                         By ________________________________
                                            Name:
                                            Title:




                                Amendment No. 1
                                ---------------

                                                                      ANNEX C-1


                       [LETTERHEAD OF ISSUER'S COUNSEL]


                                                October 27, 1992


Chase Manhattan Investment Holdings, Inc.
Whirlpool Financial Corporation
The Long-Term Credit Bank of Japan, Ltd., Chicago Branch
The Provident Bank
Arab Banking Corporation (B.S.C.)

c/o The Chase Manhattan Bank (National Association)
1 Chase Manhattan Plaza
New York, NY  10005

Ladies and Gentlemen:

      We have acted as counsel to Associated Holdings, Inc., a Delaware corporation (the "Issuer"), in connection with the preparation, authorization,
                  ------
execution and delivery of, and the consummation of the transactions contemplated by, Amendment No. 1 to Warrant Agreement ("Amendment No. 1"), dated as of
                                           ---------------
October 27, 1992, among the Issuer, Chase Manhattan Investment Holdings, Inc., Whirlpool Financial Corporation, The Long-Term Credit Bank of Japan, Ltd., Chicago Branch, The Provident Bank, and Arab Banking Corporation (B.S.C.) (collectively, the "Holders"), and, for certain purposes, Associated Stationers,
                    -------
Inc. (the "Operating Company"). We also have acted as counsel to the Operating
           -----------------
Company in connection with preparation, authorization, execution and delivery of Amendment No. 1. This opinion is being furnished to you pursuant to paragraph
(f) of Section 7 of Amendment No. 1. As used herein, the "Warrant Agreement"
                                                          -----------------
shall mean (i) the Warrant Agreement dated as of January 31, 1992 among the Issuer, the Holders, and the Operating Company, as amended by Amendment No. 1, and (ii) Amendment No. 1. Terms defined in the Warrant Agreement and not otherwise defined herein are used herein with the meanings as so defined.

      In so acting, we have examined originals or copies, certified or otherwise identified to our satisfaction, of the Warrant Agreement and such corporate records, agreements, documents and other instruments, and such certificates or comparable documents of public officials and of officers and representatives of the Issuer and the Operating Company, and have made such inquiries of such officers and representatives as we have deemed relevant and necessary as a basis for the opinions hereinafter set forth.

                                Amendment No. 1
                                ---------------

      In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents. As to all questions of fact material to this opinion that have not been independently established, we have relied upon certificates or comparable documents of officers and representatives of the Issuer and the Operating Company and upon the representations and warranties of the Issuer contained in the Warrant Agreement.

      Based on the foregoing, and subject to the qualifications stated herein, we are of the opinion that:

      1. The Issuer has all requisite corporate power and authority to execute and deliver the Warrant Agreement, and to perform its obligations thereunder. The execution, delivery and performance of the Warrant Agreement by the Issuer and the consummation by the Issuer of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Issuer. The Warrant Agreement has been duly executed and delivered by the Issuer.

      2. The Operating Company has all requisite corporate power and authority to execute and deliver the Warrant Agreement and to perform its obligations thereunder. The execution, delivery and performance of the Warrant Agreement by the Operating Company and the consummation by the Operating Company of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Operating Company. The Warrant Agreement has been duly executed and delivered by the Operating Company.

      3. The Additional Tranche B Warrants have been duly executed, issued, and delivered by the Issuer. The Class A Common Stock and Class B Common Stock issuable upon exercise of the Additional Tranche B Warrants have been duly and validly authorized and reserved for issuance and, upon issuance and payment therefore in accordance with the provisions of the Additional Tranche B Warrants, shall be duly and validly issued, fully paid and nonassessable and free and clear of any Liens, and the Class A Common Stock when issued on conversion of Class B Common Stock shall be duly and validly issued, fully paid and nonassessable and free and clear of any Liens. None of the Warrant Stock issued pursuant to the terms of the Additional Tranche B Warrants will be in violation of any preemptive rights of any Stockholder.

      4. On the date hereof the authorized capital stock of the Issuer consists of an aggregate of 10,245,000 shares consisting of (i) 5,000,000 shares of Class A Common Stock, par value $0.01 per share, and 5,000,000 shares of Class B Common Stock, par value $0.01 per share and (ii) 15,000 shares of

                                Amendment No. 1
                                ---------------

Class A Preferred Stock, 15,000 shares of Class B Preferred Stock and 15,000 shares of Class C Preferred Stock. Schedule VII to the Second Amended Credit Agreement correctly sets forth a list derived from the Issuer's stock records of the capital stock and equity securities of the Issuer owned of record and the names of the owners of record, in each case as of the date hereof. All of the issued and outstanding shares of Class A Common Stock on the date hereof are duly and validly issued, fully paid and nonassessable, other than with respect to 46,258 shares of Class A Common Stock (23,129 of which have been issued to Cumberland Capital Corporation and 23,129 of which have been issued to Good Capital Co., Inc.) which on the date hereof are partly-paid shares which are assessable under the General Corporation Law of the State of Delaware. To our knowledge, on the date hereof, (x) except for (1) the Warrants (including the Additional Tranche B Warrants) and rights under the Warrant Documents, (2) the Warrants issued to Boise pursuant to the Warrant Agreement among the Operating Company, the Issuer and Boise, (3) options for 21,684 shares of Class A Common Stock issued to the Management Shareholders, (4) options for 86,735 shares of Common Stock which may be issued pursuant to the Issuer's 1992 Management Stock Option Plan, and (5) the rights under the Registration Rights Agreement, there are no outstanding Equity Rights with respect to the Issuer and (y) except for the Warrants and redemption and exchange rights in respect of the Class A Preferred Stock, Class B Preferred Stock and Class C Preferred Stock, there are no outstanding obligations of the Operating Company or the Issuer or any of their Subsidiaries to repurchase, redeem, or otherwise acquire any shares of capital stock of the Issuer nor are there any outstanding obligations of the Issuer or any of its Subsidiaries (including, without limitation, the Operating Company) to make payments to any Person, such as "phantom stock" payments, where the amount thereof is calculated with reference to the fair market value or equity value of the Issuer or any of its Subsidiaries (including, without limitation, the Operating Company).

      5. The execution and delivery of the Warrant Agreement, the consummation of the transactions contemplated thereby and compliance by each of the Issuer and the Operating Company with any of the provisions thereof applicable to such entity will not conflict with, constitute a default under or violate (i) any of the terms, conditions or provisions of the certificate of incorporation or by-laws of either the Issuer or the Operating Company, (ii) any of the terms, conditions or provisions of any document, agreement or other instrument to which the Issuer or the Operating Company is a party or by which either of them is bound of which we are aware, (iii) any Delaware corporate or Federal law or regulation (other than Federal and state securities or blue sky laws, as to which we express no opinion), or (iv) any judgment, writ, injunction, decree, order or ruling of any court or governmental authority binding on the Issuer or the Operating Company of which we are aware.

                                Amendment No. 1
                                ---------------

     6. To our knowledge, Schedule 2 to Amendment No. 1 contains a true and complete list of all parties that have or may have preemptive rights with respect to the issuance of the Additional Tranche B Warrants and the Additional Tranche B Warrant Stock.

     7. No anti-dilution adjustments with respect to any securities issued by the Issuers are required as a result of the issuance of the Additional Tranche B Warrants or the Additional Tranche B Warrant Stock, except as may be provided in the Warrant Agreement, the Boise Warrants, the Transition Services Agreement or the Issuer's 1992 Stock Option Plan (including stock options thereunder).

     8. Based, as to factual matters, on the representations, warranties and agreements contained in the Warrant Agreement and in the Additional Tranche B Warrants, it is not necessary in connection with the issue and sale of the Additional Tranche B Warrants under the Warrant Agreement to register or qualify such Additional Tranche B Warrants or the Warrant Stock issuable thereunder under the Securities Act.

     The opinions herein are limited to the General Corporate Laws of the State of Delaware and the Federal laws of the United States of America, and we express no opinion on the effect on the matters covered by this opinion of the laws of any other jurisdiction.

     This opinion is rendered solely for your benefit in connection with the transactions described above. This opinion may not be used or relied upon by any other person and may not be disclosed, quoted, filed with a governmental agency or otherwise referred to without our prior written consent.

                                         Very truly yours,







                                Amendment No. 1
                                ---------------

                                                                       ANNEX C-2


                 [LETTERHEAD OF HOLDER'S COUNSEL APPEARS HERE]


                                                 October 27, 1992


Chase Manhattan Investment Holdings, Inc.
Whirlpool Financial Corporation
The Long-Term Credit Bank of Japan, Ltd.,
 Chicago Branch
The Provident Bank
Arab Banking Corporation (B.S.C.)

c/o The Chase Manhattan Bank (National Association)
1 Chase Manhattan Plaza
New York, NY  10005

Ladies and Gentlemen:

     We have acted as your counsel in connection with the preparation, authorization, execution and delivery of, and the consummation of the transactions contemplated by Amendment No. 1 to Warrant Agreement
("Amendment No. 1"), dated as of October 27, 1992, among Associated Holdings,
  ---------------
Inc. (the "Issuer"), Chase Manhattan Investment Holdings, Inc., Whirlpool
           ------
Financial Corporation, The Long-Term Credit Bank of Japan, Ltd., Chicago Branch, The Provident Bank, and Arab Banking Corporation (B.S.C.) (collectively, the "Holders"), and Associated Stationers, Inc. (the "Operating
                                                                     ---------
Company"). This opinion is being furnished to you pursuant to paragraph (g) of
- -------
section 7 of Amendment No. 1. As used herein, the "Warrant Agreement" shall
                                                   -----------------
mean (i) the Warrant Agreement dated as of January 31, 1992 among the Issuer, the Holders, and the Operating Company, as amended by Amendment No. 1, and (ii) Amendment No. 1. Terms defined in the Warrant Agreement and not otherwise defined herein are used herein with the meanings as so defined.

     In so acting, we have examined originals or copies, certified or otherwise identified to our satisfaction, of the Warrant Agreement and such corporate records, agreements, documents and other instruments, and such certificates or comparable documents of public officials and of officers and representatives of the Issuer and the Operating Company, and have made such inquiries of such officers and representatives as we have deemed relevant and necessary as a basis for the opinions hereinafter set forth.

     In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us


                                Amendment No. 1
                                ---------------
as originals, the conformity to original documents of documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents. As to all questions of fact material to this opinion that have not been independently established, we have relied upon certificates or comparable documents of officers and representatives of the Issuer and the Operating Company and upon the representations and warranties of the Issuer contained in Amendment No. 1.

          In rendering the opinions expressed below, we have assumed, with respect to all of the documents referred to in this opinion letter, that:

          (i) such documents have been duly authorized by, have been duly executed and delivered by, and (except, to the extent set forth in the opinions expressed below, as to the Issuer and the Operating Company) constitute legal, valid, binding and enforceable obligations of, all of the parties to such documents;

          (ii)  all signatories to such documents have been duly authorized; and

          (iii) all of the parties to such documents are duly organized and validly existing and have the power and authority (corporate or other) to execute, deliver and perform such documents.

          Based upon and subject to the foregoing and subject also to the comments and qualifications set forth below, and having considered such questions of law as we have deemed necessary as a basis for the opinions expressed below, we are of the opinion that:

          1. The Warrant Agreement and the Additional Tranche B Warrants constitute the legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with the terms thereof, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to the application of general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity), including without limitation
     (a) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (b) concepts of materiality, reasonableness, good faith and fair dealing.

          2. The Warrant Agreement (for purposes of Section 6 thereof) constitutes the legal, valid and binding obligation of the Operating Company, enforceable against it in accordance with the terms thereof, subject to applicable bankruptcy, insolvency, fraudulent conveyance,


                                Amendment No. 1
                                --------------
     reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to the application of general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity), including without limitation
     (a) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (b) concepts of materiality, reasonableness, good faith and fair dealing.

          The foregoing opinions are subject to the following comments and qualifications:

          (a) The foregoing opinions are limited to matters involving the laws of the State of New York and we express no opinion as to the laws of any other jurisdiction.

          (b) The enforceability of provisions in the Warrant Agreement and the Additional Tranche B Warrants to the effect that terms may not be waived or modified except in writing may be limited under certain circumstances.

          This opinion is provided to you by us pursuant to Section 7(g) of Amendment No. 1 and may not be used or relied upon by any other person and may not be disclosed, quoted, filed with a governmental agency or otherwise referred to without our prior written consent.

                                               Very truly yours,




MLW/CDP





                                Amendment No. 1
                                ---------------

                                                                      SCHEDULE 1

                                                                       NO. OF
HOLDERS                                   CLASS                     STOCK UNITS
- -------                                   -----                     -----------
CHASE MANHATTAN INVESTMENT
  HOLDINGS, INC.                     Class B Common Stock             8,395.38

WHIRLPOOL FINANCIAL CORPORATION      Class B Common Stock            16,790.74

THE LONG-TERM CREDIT BANK OF
  JAPAN, LTD, CHICAGO BRANCH         Class B Common Stock             6,296.52

THE PROVIDENT BANK                   Class B Common Stock             4,197.68

ARAB BANKING CORPORATION
  (B.S.C.)                           Class B Common Stock             4,197.68



                                Amendment No. 1
                                ---------------

                                                                      SCHEDULE 2


                         HOLDERS OF PREEMPTIVE RIGHTS


1.  Wingate Partners, L.P.

2.  Cumberland Capital Corporation

3.  ASI Partners, L.P.

4.  Good Capital Co., Inc.



                                Amendment No. 1
                                ---------------